Fees Summary	Apr. 07, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,388,269.48
Total Transaction Valuation	22,131,087,411.51
Total Offset Amount	0.00
Net Fee	$ 3,388,269.48